                            THE HARTFORD MUTUAL FUNDS
                       CLASS A, CLASS B AND CLASS C SHARES

                     SUPPLEMENT DATED AUGUST 18, 2005 TO THE
          PROSPECTUS DATED MARCH 1, 2005 (AS SUPPLEMENTED MARCH 15, 2005)


This supplement amends the Prospectus of The Hartford Global/International Funds dated March 1, 2005 (as supplemented March 15, 2005).

The Prospectus is revised as follows:

Under the sub-heading "Sales Charge Reductions and Waivers - Waivers for Certain Investors," on page 55 of the Prospectus, the following is added after the last bullet point:

         "- individuals purchasing shares between August 19, 2005 and November 11, 2005 (the "Switch Period") with the proceeds from the redemption of shares of certain eligible funds originally purchased through Edward D. Jones & Co., L.P. and redeemed during the Switch Period.

         In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent."



  THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE. MFGISFSUPSF-8-18-05